UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2012

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Maiden Lane

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

Subordinated Notes Closing

On August, 23 2012, American International Group, Inc. (“AIG”) closed the sale of $250,000,000 of AIG’s 2.375% Subordinated Notes due 2015 (the “Notes”).

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K:

•	Underwriting Agreement, dated August 20, 2012, between AIG and Citigroup Global Markets Inc., as representative of the several underwriters named therein;

•	Subordinated Debt Indenture, dated as of August 23, 2012, between AIG and The Bank of New York Mellon, as Trustee;

•	First Supplemental Indenture, dated as of August 23, 2012, between AIG and The Bank of New York Mellon, as Trustee;

•	Form of the Notes; and

•	Opinion of Sullivan & Cromwell LLP, dated August 23, 2012, as to the validity of the Notes.

Notes as Covered Debt under the Replacement Capital Covenants

AIG originally entered replacement capital covenants (the “Original RCCs”) in connection with the issuance of the eight series of AIG’s Junior Subordinated Debentures (collectively, the “Junior Subordinated Debentures”). Each Original RCC runs in favor of and is for the benefit of the holders (or beneficial owners holding through a participant in a clearing agency) of the “covered debt.”

Pursuant to the terms of AIG’s outstanding Original RCCs and subject to compliance therewith, the Notes, as of their issuance on August 23, 2012, are “covered debt” under each Original RCC and the “initial covered debt”, which consisted of AIG’s 6.25% Notes due 2036, CUSIP 026874AZ0, is no longer “covered debt” under each Original RCC.

Each Original RCC, in the form it was executed, is incorporated by reference herein. Each Original RCC has now been amended as described below.

Amendment to the Original RCCs

The holders of the Notes, as the holders of the “covered debt” under the Original RCCs, have irrevocably consented to certain amendments to each of those Original RCCs. The amendments to the Original RCCs delete all of the covenants that currently restrict AIG’s ability to repay, redeem or purchase the applicable series of the Junior Subordinated Debentures, because these provisions of the Original RCCs are no longer required to improve the equity credit ascribed to the Junior Subordinated Debentures by the rating agencies.

The amendment to the Original RCCs is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

New Replacement Capital Covenants

AIG has entered into new replacement capital covenants (the “New RCCs”) for the initial benefit of the holders of the Notes, in connection with AIG’s 5.75% Series A-2 Junior Subordinated Debentures and AIG’s 4.875% Series A-3 Junior Subordinated Debentures.

AIG covenants in each New RCC that AIG will not repay, redeem or purchase, nor shall any of its subsidiaries purchase, the applicable series of Junior Subordinated Debentures prior to the scheduled termination date of that New RCC, which is the same as the scheduled termination date of the Original RCC that it replaced (or such earlier date on which that New RCC terminates by its terms), unless, subject to certain limitations, since the date 360 days prior to the date of that repayment, redemption or purchase AIG has received a specified amount of net cash proceeds from the sale of common stock or certain other qualifying securities that have certain characteristics that are at least as equity-like as the applicable characteristics of the applicable series of Junior Subordinated Debentures, or AIG or its subsidiaries have issued a specified amount of common stock in connection with the conversion or exchange of certain convertible or exchangeable securities.

AIG may amend or supplement any New RCC from time to time after obtaining the consent of the holders of a majority of the then-outstanding principal amount of the then-effective series of “covered debt”, and, under certain conditions, without such consent.

AIG’s covenants in the New RCCs initially run to the benefit of the holders of the Subordinated Notes, but the Subordinated Notes will cease to be “covered debt”, and those holders will not be entitled to the benefit of the New RCCs, beginning two years prior to the stated maturity of the Subordinated Notes or such earlier date as the outstanding principal amount of the Subordinated Notes is less than $100,000,000 as a result of any redemption or repurchase of Subordinated Notes by AIG or its subsidiaries. The New RCCs are also not a term of the Subordinated Notes or the Subordinated Debt Indenture or First Supplemental Indenture under which the Subordinated Notes were issued. The New RCCs are the separate contractual arrangements of AIG.

The New RCCs are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

See accompanying Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: August 23, 2012	By:	/s/ James J. Killerlane III
		Name:	James J. Killerlane III
		Title:	Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

1.1	Underwriting Agreement, dated August 20, 2012, between AIG and Citigroup Global Markets Inc., as representative of the several underwriters named therein.

4.1	Subordinated Debt Indenture, dated as of August 23, 2012, between AIG and The Bank of New York Mellon, as Trustee.

4.2	First Supplemental Indenture, dated as of August 23, 2012, between AIG and The Bank of New York Mellon, as Trustee.

4.3	Form of the Notes (included in Exhibit 4.2).

99.1	Amendment, dated as of August 23, 2012, to the Replacement Capital Covenants referred to in Exhibits 99.4 through 99.11.

99.2	Replacement Capital Covenant, dated as of August 23, 2012, relating to the 5.75% Series A-2 Junior Subordinated Debentures.

99.3	Replacement Capital Covenant, dated as of August 23, 2012, relating to the 4.875% Series A-3 Junior Subordinated Debentures.

99.4	Replacement Capital Covenant, dated as of March 13, 2007, relating to the 6.25% Series A-1 Junior Subordinated Debentures, incorporated by reference to Exhibit 99.1 to AIG’s Current Report on Form 8-K filed with the SEC on March 13, 2007.

99.5	Replacement Capital Covenant, dated as of March 15, 2007, relating to the 5.75% Series A-2 Junior Subordinated Debentures, incorporated by reference to Exhibit 99.1 to AIG’s Current Report on Form 8-K filed with the SEC on March 16, 2007.

99.6	Replacement Capital Covenant, dated as of March 15, 2007, relating to the 4.875% Series A-3 Junior Subordinated Debentures, incorporated by reference to Exhibit 99.2 to AIG’s Current Report on Form 8-K filed with the SEC on March 16, 2007.

99.7	Replacement Capital Covenant, dated as of June 7, 2007, relating to the 6.45% Series A-4 Junior Subordinated Debentures, incorporated by reference to Exhibit 99.1 to AIG’s Current Report on Form 8-K filed with the SEC on June 7, 2007.

99.8	Replacement Capital Covenant, dated as of December 18, 2007, relating to the 7.70% Series A-5 Junior Subordinated Debentures, incorporated by reference to Exhibit 99.1 to AIG’s Current Report on Form 8-K filed with the SEC on December 18, 2007.

99.9	Replacement Capital Covenant, dated as of May 20, 2008, relating to the 8.175% Series A-6 Junior Subordinated Debentures, incorporated by reference to Exhibit 99.1 to AIG’s Current Report on Form 8-K filed with the SEC on May 20, 2008.

99.10	Replacement Capital Covenant, dated as of May 22, 2008, relating to the 8.000% Series A-7 Junior Subordinated Debentures, incorporated by reference to Exhibit 99.1 to AIG’s Current Report on Form 8-K filed with the SEC on May 22, 2008.

99.11	Replacement Capital Covenant, dated as of May 22, 2008, relating to the 8.625% Series A-8 Junior Subordinated Debentures, incorporated by reference to Exhibit 99.2 to AIG’s Current Report on Form 8-K filed with the SEC on May 22, 2008.